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
                               INCORPORATED UNDER THE LAWS OF THE
                                       STATE OF NEVADA
    Number                                                                     Shares
  JTI-01591                      [JAWS TECHNOLOGIES INC. LOGO]

                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

                    20,000,000 AUTHORIZED SHARES  $.001 PAR VALUE NON-ASSESSABLE
                                                                                  CUSIP: 471897 10 8

THIS CERTIFIES THAT:





IS THE RECORD HOLDER OF


              Shares of                JAWS Technologies Inc.               Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the
Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


      [SIGNATURE]                                  [SEAL]                             [SIGNATURE]

       SECRETARY                                                                       PRESIDENT

                                                                                COUNTERSIGNED AND REGISTERED:
                                                                                   U.S. STOCK TRANSFER CORPORATION
                                                                                          (Glendale, CA)
                                                                                             Transfer Agent and Registrar

                                                                                By

                                                                                           AUTHORIZED SIGNATURE

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
                                                      JAWS Technologies Inc.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common                    UNIF GIFT MIN ACT  - ________________ Custodian ____________________
                                                                                 (Cust)                      (Minor)

     TEN ENT  - as tenants by the entireties                                  under Uniform Gifts to Minors Act

     JT TEN   - As joint tenants with right of survivorship                  _______________________________________________
                and not as tenants in common                                                     (State)

                               Additional abbreviations may also be used though not in the above list.



For Value Received, __________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE


______________________________________


____________________________________________________________________________________________________________________________
                    (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


____________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


___________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:  __________________________________________________


                                  __________________________________________________________________________________________
                                  NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                          IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER
                                          AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION
                                          THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM
                                          (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.



SIGNATURE(S) GUARANTEED



By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.
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